Exhibit 10.2

FIRST AMENDMENT TO

TENDER AND VOTING AGREEMENT

THIS FIRST AMENDMENT TO TENDER AND VOTING AGREEMENT (this “Amendment”), effective as of July 21, 2011, is made by and among NCR Corporation, a Maryland corporation (“Buyer”), Ranger Acquisition Corporation, a Georgia corporation and a wholly-owned subsidiary of Buyer (“Merger Sub”) and the Company Shareholders.

W I T N E S S E T H:

WHEREAS, the parties hereto have executed that certain Tender and Voting Agreement, dated as of July 11, 2011 (the “Voting Agreement”); and

WHEREAS, the parties desire to execute this Amendment to amend the Voting Agreement by replacing Schedule I attached thereto with Schedule I attached hereto, pursuant to and in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and conditions herein contained and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as set forth herein:

1.	Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Voting Agreement.

2.	The Voting Agreement is hereby amended by deleting Schedule I attached to the Voting Agreement in its entirety and inserting in lieu thereof Schedule I attached hereto and incorporated herein by reference.

3.	Except as amended hereby, the Voting Agreement shall continue to be in full force and effect, and the execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of either party thereto. Neither this Amendment nor any term hereof may be amended other than by an instrument in writing signed by Buyer, Merger Sub and the Company Shareholders.

4.	This Amendment may be executed in multiple counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

5.	This Amendment, including its existence, validity, construction, and operating effect, and the rights of each of the parties hereto, shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to any conflicts or choice of laws provisions that would cause the application of the domestic substantive laws of any other jurisdiction.

6.	The Voting Agreement, as amended by this Amendment, constitutes the entire agreement among the parties with respect to the subject matter thereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of the Voting Agreement, as amended hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

NCR CORPORATION

By:	/s/ William Nuti
Name: William Nuti
Title: Chairman of the Board, Chief Executive Officer, President

RANGER ACQUISITION CORPORATION

By:	/s/ John G. Bruno
Name: John G. Bruno
Title: Chief Executive Officer and President

[Signature Page to First Amendment to Tender and Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Alon Goren
Print Name of Individual

/s/ Alon Goren
Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	John H. Heyman
Print Name of Individual

/s/ John H. Heyman
Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Andrew S. Heyman
Print Name of Individual

/s/ Andrew S. Heyman Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Mark E. Haidet
Print Name of Individual

/s/ Mark E. Haidet Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Carlyle Taylor
Print Name of Individual

/s/ Carlyle Taylor Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	James S. Balloun
Print Name of Individual

/s/ James S. Balloun
Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	William A. Clement, Jr.
Print Name of Individual

/s/ William A. Clement, Jr. Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	J. Alexander M. Douglas, Jr.
Print Name of Individual

/s/ J. Alexander M. Douglas, Jr. Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one):
☐ tenants in common; or
☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Philip J. Hickey, Jr.
Print Name of Individual

/s/ Philip J. Hickey, Jr.
Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one): ☐ tenants in common; or ☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Donna A. Lee
Print Name of Individual

/s/ Donna A. Lee Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one): ☐ tenants in common; or ☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Signature by Individual:	Nick Shreiber
Print Name of Individual

/s/ Nick Shreiber
Signature of Individual

Signature by Additional Individual as Co-Owner (jointly or in common):
Print Name of Individual Co-Owner

Signature of Individual Co-Owner

as (check one): ☐ tenants in common; or ☐ JTWROS

Signature by Entity:
Print Name of Partnership, Company, Trust or Other Entity

State of Formation of Entity

By:
Signature of Authorized Agent

Print Name of Authorized Agent

Title:

[Signature Page to First Amendment to Tender and Voting Agreement Continued]

Schedule I

Company Shareholders

Company Shareholder	Company Common Stock[1]	Subject Options

Alon Goren c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	2,803,767 shares[2]	148,675 options

John H. Heyman c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	280,204 shares	296,875 options

Andrew S. Heyman c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	142,400 shares	288,401 options

Mark E. Haidet c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	65,654 shares	72,578 options

Carlyle Taylor c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	67,301 shares	62,778 options

James S. Balloun c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	18,889 shares	84,483 options

William A. Clement, Jr. 5726 Registry Oaks Lane SE Mableton, GA 30126	13,322 shares	52,083 options

J. Alexander M. Douglas, Jr. c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	18,889 shares	89,483 options

Company Shareholder	Company Common Stock[1]	Subject Options

Philip J. Hickey, Jr. c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	0 shares	0 options

Donna A. Lee c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	18,889 shares	51,083 options

Nick Shreiber c/o Radiant Systems, Inc. 3925 Brookside Parkway Alpharetta, GA 30022	0 shares	0 options

[1]

Company Common Stock does not include Subject Options, and is deemed to be amended after the date hereof, without any further action by any of the parties, to include any additional shares of Company Common Stock or other shares of capital stock of the Company owned, beneficially or of record, by such Company Shareholder during the term of this Agreement.

[2]	Alon Goren 150,000 shares are subject to pledge in connection with ownership of property.